Exhibit 4.7

THIRD AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This THIRD AMENDED AND RESTATED INTERCREDITOR AGREEMENT is dated as of June 11, 2010, among (i) the holders of the 2000 Senior Notes (defined below) (the “2000 Noteholders”), (ii) the holders of the 2004 Senior Notes (defined below) (the “2004 Noteholders”), (iii) the holders of the 2007 Senior Notes (defined below) (the “2007 Noteholders”), (iv) the holders of the 2008 Senior Notes (defined below) (the “2008 Noteholders”), (v) the holders of the 2010 Senior Notes (defined below) that shall become a party hereto pursuant to Section 6.12(a) (the “2010 Noteholders” and, together with the 2000 Noteholders, the 2004 Noteholders, the 2007 Noteholders and the 2008 Noteholders collectively, the “Noteholders”), (vi) KeyBank National Association, in its capacity as administrative agent under the 2004 Bank Credit Agreement (defined below) for itself and on behalf of and for the benefit of the 2004 Banks (defined below) from time to time party to the 2004 Bank Credit Agreement (in such capacity, the “2004 Agent”), (vii) Bank of Montreal, in its capacity as administrative agent under the 2009 Bank Credit Agreement (defined below) for itself and on behalf of and for the benefit of the 2009 Banks (defined below) from time to time party to the 2009 Bank Credit Agreement (in such capacity, the “2009 Agent”), (viii) each of the holders of Additional Primary Senior Debt (defined below) that shall become a party hereto pursuant to Section 6.12(b) (the “Additional Primary Senior Debt Holders”) and (ix) each administrative agent or representative on behalf of any holder Additional Primary Senior Debt that shall become a party hereto pursuant to Section 6.12(b) (the “Additional Primary Senior Debt Agents”).

1.	PRELIMINARY STATEMENT.

1.1. The J.M. Smucker Company, an Ohio corporation (the “Company”) and certain institutional investors have entered into those certain separate Note Purchase Agreements, each dated as of August 23, 2000 (as amended, restated or otherwise modified from time to time, collectively, the “2000 Note Agreement”), pursuant to which the Company, among other things, issued to such investors its 7.94% Series C Senior Notes due September 1, 2010 in the aggregate principal amount of $10,000,000 (the “2000 Senior Notes”).

1.2. Pursuant to the terms of that certain Amended and Restated Guaranty Agreement, dated as of May 31, 2007, by J.M. Smucker LLC (formerly known as MIX Acquisition Corporation), a Delaware limited liability company and wholly-owned subsidiary of the Company (“Smucker LLC”) in favor of the 2000 Noteholders (as such agreement may from time to time be amended, restated or otherwise modified or replaced, the “2000 Smucker LLC Guaranty Agreement”), Smucker LLC has guaranteed to each 2000 Noteholder all amounts owing by the Company to each 2000 Noteholder pursuant to the terms of the 2000 Senior Notes and the 2000 Note Agreement in respect of principal, interest, Make-Whole Amount and all other fees and expenses incurred thereunder (the “2000 Smucker LLC Noteholder Guarantied Obligations”).

1.3. Pursuant to the terms of that certain Guaranty Agreement, dated as of November 6, 2008, by The Folgers Coffee Company, a Delaware corporation and wholly-owned subsidiary of the Company (“Folgers”) in favor of the 2000 Noteholders (as such agreement may from time to time be amended, restated or otherwise modified or replaced, the “2000 Folgers Guaranty Agreement” and together with the 2000 Smucker LLC Guaranty Agreement, the “2000 Guaranty Agreements”), Folgers has guaranteed to each 2000 Noteholder all amounts owing by the Company to each 2000 Noteholder pursuant to the terms of the 2000 Senior Notes and the 2000 Note Agreement in respect of principal, interest, Make-Whole Amount and all other fees and expenses incurred thereunder (the “2000 Folgers Noteholder Guarantied Obligations” and together with the 2000 Smucker LLC Noteholder Guarantied Obligations, collectively, the “2000 Noteholder Guarantied Obligations”).

1.4. The Company and certain institutional investors have entered into that certain Note Purchase Agreement, dated as of May 27, 2004 (as amended, restated or otherwise modified from time to time, the “2004 Note Agreement”), pursuant to which the Company issued to such investors its 4.78% Senior Notes due June 1, 2014 in the aggregate principal amount of $100,000,000 (the “2004 Senior Notes”).

1.5. Pursuant to the terms of that certain Amended and Restated Guaranty Agreement, dated as of May 31, 2007, by Smucker LLC in favor of the 2004 Noteholders (as such agreement may from time to time be amended, restated or otherwise modified or replaced, the “2004 Smucker LLC Guaranty Agreement”), Smucker LLC has guaranteed to each 2004 Noteholder all amounts owing by the Company pursuant to the terms of the 2004 Senior Notes and the 2004 Note Agreement in respect of principal, interest, Make-Whole Amount and all other fees and expenses incurred thereunder (the “2004 Smucker LLC Noteholder Guarantied Obligations”).

1.6. Pursuant to the terms of that certain Guaranty Agreement, dated as of November 6, 2008, by Folgers in favor of the 2004 Noteholders (as such agreement may from time to time be amended, restated or otherwise modified or replaced, the “2004 Folgers Guaranty Agreement” and together with the 2004 Smucker LLC Guaranty Agreement, the “2004 Guaranty Agreements”), Folgers has guaranteed to each 2004 Noteholder all amounts owing by the Company pursuant to the terms of the 2004 Senior Notes and the 2004 Note Agreement in respect of principal, interest, Make-Whole Amount and all other fees and expenses incurred thereunder (the “2004 Folgers Noteholder Guarantied Obligations” and together with the 2004 Smucker LLC Noteholder Guarantied Obligations, collectively, the “2004 Noteholder Guarantied Obligations”).

1.7. The Company and certain institutional investors have entered into that certain Note Purchase Agreement, dated as of May 31, 2007 (as amended, restated or otherwise modified from time to time, the “2007 Note Agreement”), pursuant to which the Company issued to such investors its 5.55% Senior Notes due April 1, 2022 in the aggregate principal amount of $400,000,000 (the “2007 Senior Notes”).

1.8. Pursuant to the terms of that certain Guaranty Agreement, dated as of May 31, 2007, by Smucker LLC in favor of the 2007 Noteholders (as such agreement may from time to time be amended, restated or otherwise modified or replaced, the “2007 Smucker LLC Guaranty Agreement”), Smucker LLC has guaranteed to each 2007 Noteholder all amounts owing by the Company pursuant to the terms of the 2007 Senior Notes and the 2007 Note Agreement in respect of principal, interest, Make-Whole Amount and all other fees and expenses incurred thereunder (the “2007 Smucker LLC Noteholder Guarantied Obligations”).

1.9. Pursuant to the terms of that certain Guaranty Agreement, dated as of November 6, 2008, by Folgers in favor of the 2007 Noteholders (as such agreement may from time to time be amended, restated or otherwise modified or replaced, the “2007 Folgers Guaranty Agreement” and together with the 2007 Smucker LLC Guaranty Agreement, the “2007 Guaranty Agreements”), Folgers has guaranteed to each 2007 Noteholder all amounts owing by the Company pursuant to the terms of the 2007 Senior Notes and the 2007 Note Agreement in respect of principal, interest, Make-Whole Amount and all other fees and expenses incurred thereunder (the “2007 Folgers Noteholder Guarantied Obligations” and together with the 2007 Smucker LLC Noteholder Guarantied Obligations, collectively, the “2007 Noteholder Guarantied Obligations”).

1.10. The Company and certain institutional investors have entered into that certain Note Purchase Agreement, dated as of October 23, 2008 (as amended, restated or otherwise modified from time to time, the “2008 Note Agreement”), pursuant to which the Company issued to such investors its 6.63% Senior Notes due November 1, 2018 in the aggregate principal amount of $376,000,000 and its 6.12% Senior Notes due November 1, 2015 in the aggregate principal amount of $24,000,000 (collectively, the “2008 Senior Notes”).

1.11. Pursuant to the terms of that certain Guaranty Agreement, dated as of October 23, 2008, by Smucker LLC in favor of the 2008 Noteholders (as such agreement may from time to time be amended, restated or otherwise modified or replaced, the “2008 Smucker LLC Guaranty Agreement”), Smucker LLC has guaranteed to each 2008 Noteholder all amounts owing by the Company pursuant to the terms of the 2008 Senior Notes and the 2008 Note Agreement in respect of principal, interest, Make-Whole Amount and all other fees and expenses incurred thereunder (the “2008 Smucker LLC Noteholder Guarantied Obligations”).

1.12. Pursuant to the terms of that certain Guaranty Agreement, dated as of November 6, 2008, by Folgers in favor of the 2008 Noteholders (as such agreement may from time to time be amended, restated or otherwise modified or replaced, the “2008 Folgers Guaranty Agreement” and together with the 2008 Smucker LLC Guaranty Agreement, the “2008 Guaranty Agreements”), Folgers has guaranteed to each 2008 Noteholder all amounts owing by the Company pursuant to the terms of the 2008 Senior Notes and the 2008 Note Agreement in respect of principal, interest, Make-Whole Amount and all other fees and expenses incurred thereunder (the “2008 Folgers Noteholder Guarantied Obligations”, and together with the 2008 Smucker LLC Noteholder Guarantied Obligations, collectively, the “2008 Noteholder Guarantied Obligations”).

1.13. On or about the date hereof, the Company and certain institutional investors will be entering into that certain Note Purchase Agreement (as amended, restated or otherwise modified from time to time, the “2010 Note Agreement”, and together with the 2000 Note Agreement, the 2004 Note Agreement, the 2007 Note Agreement and the 2008 Note Agreement, collectively, the “Note Agreements”), pursuant to which the Company will issue to such investors its 4.50% Senior Notes due June 1, 2025 in the aggregate principal amount of $400,000,000 (the “2010 Senior Notes”). Each 2010 Noteholder will become a party hereto pursuant to Section 6.12(a).

1.14. On or about the date hereof, Smucker LLC will be executing and delivering that certain Guaranty Agreement in favor of the 2010 Noteholders (as such agreement may from time to time be amended, restated or otherwise modified or replaced, the “2010 Smucker LLC Guaranty Agreement”), pursuant to which Smucker LLC will guaranty to each 2010 Noteholder all amounts owing by the Company pursuant to the terms of the 2010 Senior Notes and the 2010 Note Agreement in respect of principal, interest, Make-Whole Amount and all other fees and expenses incurred thereunder (the “2010 Smucker LLC Noteholder Guarantied Obligations”).

1.15. On or about the date hereof, Folgers will be executing and delivering that certain Guaranty Agreement in favor of the 2010 Noteholders (as such agreement may from time to time be amended, restated or otherwise modified or replaced, the “2010 Folgers Guaranty Agreement” and together with the 2010 Smucker LLC Guaranty Agreement, the “2010 Guaranty Agreements”), pursuant to which Folgers will guaranty to each 2010 Noteholder all amounts owing by the Company pursuant to the terms of the 2010 Senior Notes and the 2010 Note Agreement in respect of principal, interest, Make-Whole Amount and all other fees and expenses incurred thereunder (the “2010 Folgers Noteholder Guarantied Obligations” and together with the 2010 Smucker LLC Noteholder Guarantied Obligations, collectively, the “2010 Noteholder Guarantied Obligations” and, together with the 2000 Noteholder Guarantied Obligations, the 2004 Noteholder Guarantied Obligations, the 2007 Noteholder Guaranteed

Obligations and the 2008 Noteholder Guarantied Obligations, collectively, the “Noteholder Guarantied Obligations”).

1.16. KeyBank National Association, Bank of Montreal, as Canadian funding agent and documentation agent and the lenders from time to time party thereto (together with their respective successors and assigns, collectively, the “2004 Banks”) are or will be parties to that certain Credit Agreement with the Company and Smucker Foods of Canada Corp. (formerly known as J.M. Smucker (Canada) Inc.) (the “Canadian Borrower” and, collectively, with the Company, the “Borrowers”), dated as of June 18, 2004, pursuant to which the 2004 Banks are making and providing, and may continue to make and provide, certain revolving credit loans, letters of credit and other financial accommodations to the Borrowers (as amended, restated or otherwise modified from time to time, the “2004 Bank Credit Agreement”).

1.17. Pursuant to the terms of the 2004 Bank Credit Agreement, Smucker LLC entered into that certain Guaranty of Payment, dated as of June 18, 2004, in favor of the 2004 Agent, for the benefit of the 2004 Banks (as such agreement may from time to time be amended, restated or otherwise modified or replaced, the “2004 Smucker LLC Bank Guaranty Agreement”), pursuant to which Smucker LLC has guarantied to the 2004 Agent and each 2004 Bank all amounts owing by the Borrowers pursuant to the terms of the 2004 Bank Credit Agreement and the other loan documents executed in connection therewith in respect of principal, interest, letter of credit obligations, premiums, breakage costs, indemnities, utilization, facility, letter of credit and all other fees and expenses incurred thereunder (the “2004 Smucker LLC Bank Guarantied Obligations”).

1.18. Pursuant to the terms of that certain Guaranty Agreement, dated as of November 6, 2008, by Folgers in favor the 2004 Agent and the 2004 Banks (as such agreement may from time to time be amended, restated or otherwise modified or replaced, the “2004 Folgers Bank Guaranty Agreement”), Folgers has guarantied to the 2004 Agent and each 2004 Bank all amounts owing by the Borrowers pursuant to the terms of the 2004 Bank Credit Agreement and the other loan documents executed in connection therewith in respect of principal, interest, letter of credit obligations, premiums, breakage costs, indemnities, utilization, facility, letter of credit and all other fees and expenses incurred thereunder (the “2004 Folgers Bank Guarantied Obligations”, and together with the 2004 Smucker LLC Bank Guarantied Obligations, collectively, the “2004 Bank Guarantied Obligations”).

1.19. Bank of Montreal and the lenders from time to time party thereto (together with their respective successors and assigns, collectively, the “2009 Banks”, and together with the 2004 Banks, the “Banks”) are or will be parties to that certain Credit Agreement with the Borrowers, dated as of October 29, 2009, pursuant to which the 2009 Banks are making and providing, and may continue to make and provide, certain revolving credit loans, letters of credit and other financial accommodations to the Borrowers (as amended, restated or otherwise modified from time to time, the “2009 Bank Credit Agreement” and together with the 2004 Bank Credit Agreement, the “Bank Credit Agreements”).

1.20. Pursuant to Section 12 of the 2009 Bank Credit Agreement, Smucker LLC and Folgers have guarantied to the 2009 Agent and each 2009 Bank all amounts owing by the Borrowers pursuant to the terms of the 2009 Bank Credit Agreement and the other loan documents executed in connection therewith in respect of principal, interest, letter of credit obligations, premiums, breakage costs, indemnities, utilization, facility, letter of credit and all other fees and expenses incurred thereunder (the “2009 Bank Guarantied Obligations” and together with the 2004 Bank Guarantied Obligations, collectively, the “Bank Guarantied Obligations”).

1.21. Pursuant to the terms of that certain Second Amended and Restated Intercreditor Agreement dated as of October 23, 2008 (the “Existing Intercreditor Agreement”), the 2004 Agent,

certain investors defined therein as the 1999 Noteholders, the 2000 Noteholders, the 2004 Noteholders, the 2007 Noteholders and the 2008 Noteholders agreed to set forth their relative rights and priorities with respect to certain obligations defined therein as the Guarantied Obligations.

1.22. The parties hereto have agreed to amend and restate the terms of the Existing Intercreditor Agreement in their entirety as set forth herein in order to (a) reflect that the 1999 Senior Notes (as defined in the Existing Intercreditor Agreement) have matured, (b) add the 2010 Noteholders as parties thereto, (c) add the 2009 Agent as a party thereto, and (d) define the rights and obligations of the Banks, the Noteholders, any Additional Primary Senior Debt Holder and any Additional Primary Senior Debt Agent with respect to each other such that any payments received by any Lender on account of its respective Guarantied Obligations shall be shared among all Lenders equally and ratably in accordance with the respective amounts of the Guarantied Obligations (which, for purposes of calculating what percentage is “ratable” under this Agreement, shall only include, (w) for the 2004 Agent and the 2004 Banks, the sum of the principal, interest, Letter of Credit Exposure and agent, utilization, facility, breakage, letter of credit and other similar fees owing to the 2004 Agent and the 2004 Banks, collectively, (x) for the 2009 Agent and the 2009 Banks, the sum of the principal, interest, L/C Obligations and agent, utilization, facility, breakage, letter of credit and other similar fees owing to the 2009 Agent and the 2009 Banks, collectively, (y) for each Noteholder, the sum of the principal, interest and Make-Whole Amounts owing to such Noteholder, and (z) for each Additional Primary Secured Debt Holder and each Additional Primary Senior Debt Agent, the sum of principal, interest, letter of credit exposure and agent, utilization, facility, breakage, letter of credit, make-whole amounts and other similar fees owing, as applicable to such Additional Primary Senior Debt Holder and such Additional Primary Senior Debt Agent and the applicable holders of Additional Primary Senior Debt), then held by each of them, all as set forth in this Agreement.

2.	INTERPRETATION OF THIS AGREEMENT.

2.1. Defined Terms.

As used in this Agreement, capitalized terms have the respective meanings specified below or set forth in the section of this Agreement referred to immediately following such term (such definitions, unless otherwise expressly provided, to be equally applicable to both the singular and plural forms of the terms defined):

Additional Primary Debt – shall mean any credit, loan or borrowing facility or any indenture, note purchase agreement or similar agreement by the Company or any Subsidiary entered into after the date hereof providing, in each case, for the incurrence of Senior Funded Debt in a principal amount equal to or greater than $120,000,000, as amended, restated, supplemented or otherwise modified and together with increases, refinancings and replacements thereof.

Additional Primary Senior Debt – means Additional Primary Debt which shall have become Additional Primary Senior Debt as contemplated by Section 6.12(b) of this Agreement.

Additional Primary Senior Debt Agent – has the meaning set forth in the introductory paragraph of this Agreement.

Additional Primary Senior Debt Holders – has the meaning set forth in the introductory paragraph of this Agreement.

Additional Primary Senior Debt Agreement – shall mean each credit agreement, loan agreement, note purchase agreement, indenture or similar agreement evidencing or providing for the issuance of any Additional Primary Senior Debt, and shall include all other agreements executed and delivered in connection with the relevant Additional Primary Senior Debt, in each case as the same may be modified, amended, extended, restated or supplemented from time to time.

Additional Primary Senior Debt Guarantied Obligations – means any outstanding obligation owed by the Company pursuant to an Additional Primary Senior Debt Agreement, outstanding under an Additional Primary Senior Debt Agreement and guaranteed by a Subsidiary Guarantor pursuant to an Additional Primary Senior Debt Guaranty Agreement.

Additional Primary Senior Debt Guaranty Agreements – means any guaranty or similar agreement executed and delivered by a Subsidiary of the Company pursuant to the terms of a Additional Primary Senior Debt Agreement and pursuant to which such Subsidiary guarantees all principal, interest, letter of credit exposure, make-whole amounts and all other fees and expenses owing by the Company.

Affiliate – means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

Agreement, this – means this Third Amended and Restated Intercreditor Agreement, as it may be amended, modified, supplemented or restated from time to time.

Bank Credit Agreements – has the meaning set forth in Section 1.19 of this Agreement.

Bank Guarantied Obligations – has the meaning set forth in Section 1.20 of this Agreement.

Bank Guaranty Agreements – means, collectively, the 2004 Smucker LLC Bank Guaranty Agreement, the 2004 Folgers Bank Guaranty Agreement, the guaranty by Smucker LLC and Folgers pursuant to Section 12 of the 2009 Bank Credit Agreement and any other guaranty of the Bank Guarantied Obligations delivered to the 2004 Agent or the 2009 Agent or any of the Banks.

Banks – has the meaning set forth in Section 1.19 to this Agreement.

Benefitted Lender – has the meaning set forth in Section 3.5 of this Agreement.

Borrowers – has the meaning set forth in Section 1.16 of this Agreement.

Canadian Borrower – has the meaning set forth in Section 1.16 of this Agreement.

Capital Lease – means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

Company – has the meaning set forth in Section 1.1 of this Agreement.

Debt – means, with respect to any Person, without duplication:

(a) its liabilities for borrowed money;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

(e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

Distribution Agent – has the meaning set forth in Section 3.3(a) of this Agreement.

Enforcement Event – shall mean (a) if one or more Noteholders, the Required Lenders, as defined either Bank Credit Agreement, the 2004 Agent, on behalf of the 2004 Banks, the 2009 Agent, on behalf of the 2009 Banks, any Additional Primary Senior Debt Holder or any Additional Primary Senior Debt Agent, on behalf of the applicable holders of Additional Primary Senior Debt, make demand for payment (that is not revoked) of, or accelerate (that is not revoked) the time for payment prior to the scheduled payment date of, any of the Guarantied Obligations; (b) if one or more Noteholders, one or more Banks, the 2004 Agent, on behalf of the 2004 Banks, the 2009 Agent, on behalf of the 2009 Banks, any Additional Primary Senior Debt Holder, any Additional Senior Debt Agent, or any holders of Additional Primary Senior Debt, commence the judicial enforcement of any rights or remedies under or with respect to either Bank Credit Agreement, any Note Agreement, any Additional Primary Senior Debt Agreement, any Bank Guaranty Agreement, any Noteholder Guaranty Agreement, or any Additional Primary Senior Debt Guaranty Agreement, or if any such Person or Persons should setoff or appropriate any balances held by it or them for the account of the Company or a Subsidiary Guarantor or any other property at any time held or owing by it to or for the credit of, or otherwise for the account of, the Company or a Subsidiary Guarantor; (c) if the Commitment, as defined in the 2004 Bank Credit Agreement, is terminated (and not reinstated) by the Required Lenders (as defined in the 2004 Bank Credit Agreement) as a result of an “Event of Default” under and as defined in the 2004 Bank Credit Agreement; (d) if the Revolving Credit Commitment, as defined in the 2009 Bank Credit Agreement, is terminated (and not reinstated) by the Required Lenders (as defined in the 2009 Bank Credit Agreement) as a result of an “Event of Default” under and as defined in the 2009 Bank Credit Agreement; or (e) if a commitment to provide credit to the Company or any Subsidiary is terminated (and not reinstated) under any Additional Primary Senior Debt

Agreement as a result of any event of default or failure of performance by the Company or any Subsidiary under such Additional Primary Senior Debt Agreement.

Event of Default – means (a) an “Event of Default” as defined in any of the Note Agreements, (b) an “Event of Default” as defined in either Bank Credit Agreement, or (c) an “Event of Default” or other similar event or condition as defined or provided for in any Additional Primary Senior Debt Agreement.

Existing Intercreditor Agreement – has the meaning set forth in Section 1.21 of this Agreement.

Folgers – has the meaning set forth in Section 1.3 of this Agreement.

GAAP – means generally accepted accounting principles as in effect from time to time in the United States of America.

Guarantied Obligations – means, collectively, the Noteholder Guarantied Obligations, the Bank Guarantied Obligations and the Additional Primary Senior Debt Guarantied Obligations.

Guaranty – means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

Insolvency Event – shall mean and include:

(a) the pendency of any case against the Company or a Subsidiary Guarantor arising under the Bankruptcy Code of 1978, as amended, or any successor statute;

(b) the pendency of any case against the Company or a Subsidiary Guarantor arising under any other bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, liquidation or other similar law of any jurisdiction;

(c) the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company or a Subsidiary Guarantor or any substantial assets of any of them;

(d) any assignment for the benefit of creditors of the Company or a Subsidiary Guarantor; or

(e) the failure of the Company or a Subsidiary Guarantor generally to pay its debts as they become due.

L/C Obligations – has the meaning set forth in the 2009 Bank Credit Agreement.

Lenders – means, collectively, the Banks, the 2004 Agent, the 2009 Agent, the Noteholders, each Additional Primary Senior Debt Agent and each Additional Primary Senior Debt Holder.

Letters of Credit – has the meaning set forth in the Bank Credit Agreements (as in effect on the date hereof) and letters of credit issued under any Additional Primary Senior Debt Agreement.

Letter of Credit Exposure – has the meaning set forth in the 2004 Bank Credit Agreement.

Lien – means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

Majority Additional Primary Senior Debt Holders – shall mean (a) with respect to all Additional Primary Senior Debt Agreements at the relevant time then outstanding, holders of a majority in aggregate principal amount of Additional Primary Senior Debt under each Additional Primary Senior Debt Agreement or, to the extent applicable, the Additional Primary Senior Debt Agent on behalf of the holders of a majority in aggregate principal amount of Additional Primary Senior Debt under each applicable Additional Primary Senior Debt Agreement, and (b) with respect to Section 5.8 only, with respect to any Additional Primary Senior Debt at the relevant time then outstanding, holders of a majority in aggregate principal amount of Additional Primary Senior Debt under the applicable Additional Primary Senior Debt Agreement or, to the extent applicable, the Additional Primary Senior Debt Agent on behalf of the holders of a majority in aggregate principal amount of Additional Primary Senior Debt under the applicable Additional Primary Senior Debt Agreement.

Majority Banks – means, collectively, the Majority 2004 Banks and the Majority 2009 Banks.

Majority 2004 Banks – means, the 2004 Agent, on behalf of the Required Lenders, as defined in the 2004 Bank Credit Agreement.

Majority 2009 Banks – means, the 2009 Agent, on behalf of the Required Lenders, as defined in the 2009 Bank Credit Agreement.

Majority Noteholders – means, collectively, the Majority 2000 Noteholders, the Majority 2004 Noteholders, the Majority 2007 Noteholders, the Majority 2008 Noteholders and the Majority 2010 Noteholders.

Majority 2000 Noteholders – means the holder or holders of at least a majority of the aggregate principal amount of the 2000 Noteholder Guarantied Obligations from time to time outstanding, exclusive of 2000 Noteholder Guarantied Obligations then owned by any one or more of the Company, any Subsidiary of the Company (including, without limitation, any Subsidiary Guarantor) or any Affiliate of the Company.

Majority 2004 Noteholders – means the holder or holders of at least a majority of the aggregate principal amount of the 2004 Noteholder Guarantied Obligations from time to time outstanding, exclusive of 2004 Noteholder Guarantied Obligations then owned by any one or more of the Company, any Subsidiary of the Company (including, without limitation, any Subsidiary Guarantor) or any Affiliate of the Company.

Majority 2007 Noteholders – means the holder or holders of at least a majority of the aggregate principal amount of the 2007 Noteholder Guarantied Obligations from time to time outstanding, exclusive of 2007 Noteholder Guarantied Obligations then owned by any one or more of the Company, any Subsidiary of the Company (including, without limitation, any Subsidiary Guarantor) or any Affiliate of the Company.

Majority 2008 Noteholders – means the holder or holders of at least a majority of the aggregate principal amount of the 2008 Noteholder Guarantied Obligations from time to time outstanding, exclusive of 2008 Noteholder Guarantied Obligations then owned by any one or more of the Company, any Subsidiary of the Company (including, without limitation, any Subsidiary Guarantor) or any Affiliate of the Company.

Majority 2010 Noteholders – means the holder or holders of at least a majority of the aggregate principal amount of the 2010 Noteholder Guarantied Obligations from time to time outstanding, exclusive of 2010 Noteholder Guarantied Obligations then owned by any one or more of the Company, any Subsidiary of the Company (including, without limitation, any Subsidiary Guarantor) or any Affiliate of the Company.

Make-Whole Amount – has the meaning set forth in the Note Agreements.

Note Agreements – has the meaning set forth in Section 1.13 of this Agreement.

Noteholder Guarantied Obligations – has the meaning set forth in Section 1.15 of this Agreement.

Noteholder Guaranty Agreements – means, collectively, the 2000 Guaranty Agreements, the 2004 Guaranty Agreements, the 2007 Guaranty Agreements, the 2008 Guaranty Agreements, the 2010 Guaranty Agreements and any other guaranty of the Noteholder Guarantied Obligations delivered to any of the Noteholders.

Noteholders – has the meaning set forth in the introductory paragraph of this Agreement.

Notice of Event of Default – means a written notification given by or on behalf of any Lender certifying that an Event of Default has occurred.

Notice of Shared Payment – means a written notification given by or on behalf of any Lender stating that such Lender has received a Shared Payment.

Person – means an individual, partnership, corporation (including a business trust), limited liability company or partnership, joint stock company, trust, unincorporated association, joint venture, governmental agency or other authority.

Receiving Lender – has the meaning set forth in Section 3.2 of this Agreement.

Requisite Lenders – means, collectively, the Majority Noteholders, the Majority Banks and the Majority Additional Primary Senior Debt Holders.

Reserve Account – has the meaning set forth in Section 3.2 of this Agreement.

Senior Funded Debt – means, with respect to any Person, all unsecured, unsubordinated Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof.

Shared Payment – has the meaning set forth in Section 3.2 of this Agreement.

Sharing Event – means the occurrence of an Enforcement Event or an Insolvency Event.

Smucker LLC – has the meaning set forth in Section 1.2 of this Agreement.

Subsidiary – means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).

Subsidiary Guarantor – means, collectively, Smucker LLC, Folgers and any Subsidiary of the Company that has executed and delivered (i) a Noteholder Guaranty Agreement pursuant to the terms of the Note Agreements, (ii) a Bank Guaranty Agreement pursuant to the terms of the Bank Credit Agreements and (iii) an Additional Primary Senior Debt Guaranty Agreement pursuant to the terms of any Additional Primary Senior Debt Agreement.

2000 Folgers Guaranty Agreement – has the meaning set forth in Section 1.3 of this Agreement.

2000 Folgers Noteholder Guarantied Obligations – has the meaning set forth in Section 1.3 of this Agreement.

2000 Guaranty Agreements – has the meaning set forth in Section 1.3 of this Agreement.

2000 Note Agreement – has the meaning set forth in Section 1.1 of this Agreement.

2000 Noteholder Guarantied Obligations – has the meaning set forth in Section 1.3 of this Agreement.

2000 Noteholders – has the meaning set forth in the introductory paragraph of this Agreement.

2000 Senior Notes – has the meaning set forth in Section 1.1 of this Agreement.

2000 Smucker LLC Guaranty Agreement – has the meaning set forth in Section 1.2 of this Agreement.

2000 Smucker LLC Noteholder Guarantied Obligations – has the meaning set forth in Section 1.2 of this Agreement.

2004 Agent – has the meaning set forth in the introductory paragraph of this Agreement.

2004 Bank Credit Agreement – has the meaning set forth in Section 1.16 of this Agreement.

2004 Bank Guarantied Obligations – has the meaning set forth in Section 1.18 of this Agreement.

2004 Banks – has the meaning set forth in Section 1.16 of this Agreement.

2004 Folgers Bank Guarantied Obligations – has the meaning set forth in Section 1.18 of this Agreement.

2004 Folgers Bank Guaranty Agreement – has the meaning set forth in Section 1.18 of this Agreement.

2004 Folgers Guaranty Agreement – has the meaning set forth in Section 1.6 of this Agreement.

2004 Folgers Noteholder Guarantied Obligations – has the meaning set forth in Section 1.6 of this Agreement.

2004 Guaranty Agreements – has the meaning set forth in Section 1.6 of this Agreement.

2004 Note Agreement – has the meaning set forth in Section 1.4 of this Agreement.

2004 Noteholder Guarantied Obligations – has the meaning set forth in Section 1.6 of this Agreement.

2004 Noteholders – has the meaning set forth in the introductory paragraph of this Agreement.

2004 Senior Notes – has the meaning set forth in Section 1.4 of this Agreement.

2004 Smucker LLC Bank Guarantied Obligations – has the meaning set forth in Section 1.17 of this Agreement.

2004 Smucker LLC Bank Guaranty Agreement – has the meaning set forth in Section 1.17 of this Agreement.

2004 Smucker LLC Guaranty Agreement – has the meaning set forth in Section 1.5 of this Agreement.

2004 Smucker LLC Noteholder Guarantied Obligations – has the meaning set forth in Section 1.5 of this Agreement.

2007 Folgers Guaranty Agreement – has the meaning set forth in Section 1.9 of this Agreement.

2007 Folgers Noteholder Guarantied Obligations has the meaning set forth in Section 1.9 of this Agreement.

2007 Guaranty Agreements – has the meaning set forth in Section 1.9 of this Agreement.

2007 Note Agreement – has the meaning set forth in Section 1.7 of this Agreement.

2007 Noteholder Guarantied Obligations – has the meaning set forth in Section 1.9 of this Agreement.

2007 Noteholders – has the meaning set forth in the introductory paragraph of this Agreement.

2007 Senior Notes – has the meaning set forth in Section 1.7 of this Agreement.

2007 Smucker LLC Guaranty Agreement – has the meaning set forth in Section 1.8 of this Agreement.

2007 Smucker LLC Noteholder Guarantied Obligations – has the meaning set forth in Section 1.8 of this Agreement.

2008 Folgers Guaranty Agreement – has the meaning set forth in Section 1.12 of this Agreement.

2008 Folgers Noteholder Guarantied Obligations – has the meaning set forth in Section 1.12 of this Agreement.

2008 Guaranty Agreements – has the meaning set forth in Section 1.12 of this Agreement.

2008 Note Agreement – has the meaning set forth in Section 1.10 of this Agreement.

2008 Noteholder Guarantied Obligations – has the meaning set forth in Section 1.12 of this Agreement.

2008 Noteholders – has the meaning set forth in the introductory paragraph of this Agreement.

2008 Senior Notes – has the meaning set forth in Section 1.10 of this Agreement.

2008 Smucker LLC Guaranty Agreement – has the meaning set forth in Section 1.11 of this Agreement.

2008 Smucker LLC Noteholder Guarantied Obligations – has the meaning set forth in Section 1.11 of this Agreement.

2009 Agent – has the meaning set forth in the introductory paragraph of this Agreement.

2009 Bank Credit Agreement – has the meaning set forth in Section 1.19 of this Agreement.

2009 Bank Guarantied Obligations – has the meaning set forth in Section 1.20 of this Agreement.

2009 Banks – has the meaning set forth in Section 1.19 of this Agreement.

2010 Folgers Guaranty Agreement – has the meaning set forth in Section 1.15 of this Agreement.

2010 Folgers Noteholder Guarantied Obligations – has the meaning set forth in Section 1.15 of this Agreement.

2010 Guaranty Agreements – has the meaning set forth in Section 1.15 of this Agreement.

2010 Note Agreement – has the meaning set forth in Section 1.13 of this Agreement.

2010 Noteholder Guarantied Obligations – has the meaning set forth in Section 1.15 of this Agreement.

2010 Noteholders – has the meaning set forth in the introductory paragraph of this Agreement.

2010 Senior Notes – has the meaning set forth in Section 1.13 of this Agreement.

2010 Smucker LLC Guaranty Agreement – has the meaning set forth in Section 1.14 of this Agreement.

2010 Smucker LLC Noteholder Guarantied Obligations – has the meaning set forth in Section 1.14 of this Agreement.

2.2. Certain Other Terms.

The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section references are to this Agreement unless otherwise specified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

3.	PAYMENTS, ETC.

3.1. Event of Default; Receipt of Shared Payment.

(a) To the extent the Company has not already provided written notification of an Event of Default, each Noteholder shall give a Notice of Event of Default or a Notice of Shared Payment, as applicable, to each other Noteholder, the 2004 Agent, the 2009 Agent, each Additional Primary Senior Debt Holder and each Additional Primary Senior Debt Agent promptly within two (2) business days after obtaining knowledge of any Event of Default (that has not been waived or remedied) with respect to the Noteholder Guarantied Obligations owed to such Noteholder or the receipt by such Noteholder of a Shared Payment, provided that the failure to give any Notice of Event of Default shall not affect the existence of an Event of Default or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any other Lender or any third party, and further provided that no Noteholder shall be required to deliver a Notice of Event of Default in connection with any Event of Default in respect of which any other Noteholder shall previously have delivered a Notice of Event of Default pursuant to this Section 3.1(a).

(b) To the extent the Company has not already provided written notification of an Event of Default, the 2004 Agent shall give a Notice of Event of Default or a Notice of Shared Payment, as applicable, to each Noteholder, the 2009 Agent, each Additional Primary Senior Debt Holder and each Additional Primary Senior Debt Agent promptly within two (2) business days after obtaining knowledge (in accordance with Section 9.6 of the 2004 Bank Credit Agreement (as in effect on the date hereof)) of any Event of Default (that has not been waived or remedied) with respect to the 2004 Bank Guarantied Obligations or the receipt by the 2004 Agent or any 2004 Bank of a Shared Payment, provided that the failure to give any Notice of Event of Default shall not affect the existence of an Event of Default or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any other Lender or any third party.

(c) To the extent the Company has not already provided written notification of an Event of Default, the 2009 Agent shall give a Notice of Event of Default or a Notice of Shared Payment, as applicable, to each Noteholder, the 2004 Agent, each Additional Primary Senior Debt Holder and each Additional Primary Senior Debt Agent promptly within two (2) business days after obtaining knowledge (in accordance with Section 11.3 of the 2009 Bank Credit Agreement (as in effect on the date hereof)) of any Event of Default (that has not been waived or remedied) with respect to the 2009 Bank Guarantied Obligations or the receipt by the 2009 Agent or any 2009 Bank of a Shared Payment, provided that the failure to give any Notice of Event of Default shall not affect the existence of an Event of Default or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any other Lender or any third party.

(d) To the extent the Company has not already provided written notification of an Event of Default, each Additional Primary Senior Debt Holder shall give a Notice of Event of Default or a Notice of Shared Payment, as applicable, to each other Additional Primary Senior Debt Holder, each Noteholder, the 2004 Agent, the 2009 Agent and each Additional Primary Senior Debt Agent promptly within two (2) business days after obtaining knowledge of any Event of Default (that has not been waived or remedied) with respect to the Additional Primary Senior

Debt Guarantied Obligations owed to such Additional Primary Senior Debt Holder or the receipt by such Additional Primary Senior Debt Holder of a Shared Payment, provided that the failure to give any Notice of Event of Default shall not affect the existence of an Event of Default or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any other Lender or any third party, and further provided that no Additional Primary Senior Debt Holder shall be required to deliver a Notice of Event of Default in connection with any Event of Default in respect of which any other Additional Primary Senior Debt Holder shall previously have delivered a Notice of Event of Default pursuant to this Section 3.1(d).

(e) To the extent the Company has not already provided written notification of an Event of Default, each Additional Primary Senior Debt Agent shall give a Notice of Event of Default or a Notice of Shared Payment, as applicable, to each Additional Primary Senior Debt Holder, each Noteholder, the 2004 Agent, the 2009 Agent and each other Additional Primary Senior Debt Agent promptly within two (2) business days after obtaining knowledge of any Event of Default (that has not been waived or remedied) with respect to the Additional Primary Senior Debt Guarantied Obligations owed to such Additional Primary Senior Debt Agent and the applicable holders of Additional Primary Senior Debt, or the receipt by such Additional Primary Senior Debt Agent of a Shared Payment, provided that the failure to give any Notice of Event of Default shall not affect the existence of an Event of Default or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any other Lender or any third party.

3.2. Sharing of Payments.

Each Lender (a “Receiving Lender”) agrees that any payment of any kind (including, without limitation, any payment resulting from a set-off of a deposit account or any payment or distribution made in the context of any insolvency or reorganization proceeding) received by it on account of the Guarantied Obligations (such payment, a “Shared Payment”) from any Subsidiary Guarantor is to be distributed among the Lenders equally and ratably in accordance with Section 1.22 hereof, without discrimination or preference, with any balance remaining after such distribution among the Lenders to be distributed to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. Notwithstanding the foregoing, to the extent that any amounts available for distribution pursuant to this Section 3.2 are attributable to the Bank Guarantied Obligations or Additional Primary Senior Debt Guarantied Obligations that relate to undrawn amounts under the Letters of Credit, such amounts shall be held in a reserve or other account unavailable to the Company or any Subsidiary Guarantor (the “Reserve Account”) to be established by the Distribution Agent. Amounts in the Reserve Account shall be used from time to time to pay the applicable Bank Guarantied Obligations or Additional Primary Senior Debt Guarantied Obligations in respect of the Letters of Credit as they become due. Any amounts remaining in the Reserve Account following the expiration or satisfaction in full of the Bank Guarantied Obligations or Additional Primary Senior Debt Guarantied Obligations for which such sums were held in reserve shall be applied against any Guarantied Obligations remaining unpaid in accordance with this Section 3.2. Prior to the appointment of the Distribution Agent, as set forth in Section 3.3(a) hereof, each Receiving Lender shall hold all Shared Payments received by it in trust for the benefit of all Lenders.

For the avoidance of doubt, the parties hereto agree that any payments made by the Company or the Canadian Borrower in respect of the Guarantied Obligations shall not be subject to sharing pursuant to this Agreement.

3.3. Distribution Agent.

(a) Appointment. Each Lender agrees that upon the earlier of (i) receipt by any Lender of a Shared Payment and (ii) the occurrence of a Sharing Event, the Requisite Lenders shall promptly appoint an agent (the “Distribution Agent”) to distribute Shared Payments to the Lenders. If no Distribution Agent shall have been appointed by the Requisite Lenders and accepted appointment in the manner hereinafter provided within 30 days after a Sharing Event, the 2004 Agent, the 2009 Agent, any Noteholder, any Additional Primary Senior Debt Agent or any Additional Primary Senior Debt Holder may petition any court of competent jurisdiction for the appointment of the Distribution Agent.

(b) Acceptance of Appointment. The Distribution Agent appointed hereunder shall execute, acknowledge and deliver to the 2004 Agent, the 2009 Agent, each Additional Primary Senior Debt Agent, each Noteholder and each Additional Primary Senior Debt Holder an instrument accepting such appointment and agreeing to be bound by the terms of this Agreement.

(c) Remittance and Distribution. Upon the appointment of the Distribution Agent, each Receiving Lender shall remit any Shared Payment received by it to the Distribution Agent for distribution in accordance with Section 3.2 hereof. Upon receipt of any Shared Payment, the Distribution Agent shall calculate the amount of such Shared Payment distributable to each Lender pursuant to Section 3.2 hereof as of the date the Receiving Lender received such Shared Payment and remit such amount to each Lender, accompanied by computations in reasonable detail showing the manner of calculation of the amounts distributable to each Lender pursuant to Section 3.2 hereof.

3.4. Invalidated Payments.

If any amount distributed by the Distribution Agent to the Lenders in accordance with the provisions of this Agreement is subsequently required to be returned or repaid to any Subsidiary Guarantor or its representatives or successors in interest, whether by court order, settlement or otherwise, each Lender shall, promptly upon its receipt of notice thereof from the Distribution Agent, pay to the Distribution Agent the pro rata portion received by it of such amount for payment to the appropriate Subsidiary Guarantor or its representatives or successors in interest. If any such amounts are subsequently recovered by any Lender from any Subsidiary Guarantor or its representatives or successors in interest, such Lender shall remit such amounts to the Distribution Agent and the Distribution Agent shall redistribute such amounts to the Lenders on the same basis as such amounts were originally distributed. The obligations of the Lenders and the Distribution Agent under this Section 3.4 shall survive the repayment of the Guarantied Obligations and termination of the Bank Guaranty Agreements, the Noteholder Guaranty Agreements and the Additional Primary Senior Debt Guaranty Agreements.

3.5. Receiving Lender to be Subrogated to Rights of Other Lenders.

Any Receiving Lender that has remitted any portion of a Shared Payment received by it to the Distribution Agent as provided in Section 3.3(c) shall, to the extent of such remittance distributable to the other Lenders (the “Benefitted Lenders”), be subrogated to the rights of each of such other Lenders to receive payments from the Subsidiary Guarantors applicable to the Guarantied Obligations owed to such other Lenders, until all Guarantied Obligations owed to such Receiving Lender shall be paid in full, and for purposes of such subrogation, no such Shared Payment received by such other Lenders shall, as between the Subsidiary Guarantors or any of them, or their respective creditors (other than the Benefitted Lenders, and the Receiving Lenders), be deemed to be a payment by any of the Subsidiary Guarantors to such other Benefitted Lenders or on account of their Guarantied Obligations, it being understood that the provisions of this Section 3.5 are, and are intended, solely for the purpose of defining the relative rights of the holders of the Guarantied Obligations.

4.	DISTRIBUTION AGENT.

4.1. Distributions and Consents.

In making the distributions to the Lenders provided for in Section 3 hereof, the Distribution Agent may rely upon information available to it or supplied by the 2004 Agent, the 2009 Agent, each Noteholder, each Additional Primary Senior Debt Agent or each Additional Primary Senior Debt Holder to it with respect to the amount of Guarantied Obligations owing to each Lender, and the Distribution Agent shall have no liability to any Lender for actions taken in reliance on such information in the absence of its gross negligence or willful misconduct. The 2004 Agent, the 2009 Agent, each Noteholder, each Additional Primary Senior Debt Agent and each Additional Primary Senior Debt Holder hereby agrees, on two business days’ telephonic, telegraphic, telexed or similar notice from the Distribution Agent, to confirm to the Distribution Agent in writing, including by telecopy of a signed confirmation or by telex, the outstanding balance of the Guarantied Obligations, if any (and, if requested by the Distribution Agent, itemized as to principal, interest, fees, premiums and other amounts, if any), owing to the Banks, such Noteholder, such Additional Primary Senior Debt Holder or such Additional Primary Senior Debt Agent and the applicable holders of Additional Primary Senior Debt, as the case may be, as of the date or dates specified in such notice.

4.2. Appointment, Powers of Distribution Agent.

Each of the Lenders and the other holders of any Guarantied Obligations, by its acceptance thereof, hereby appoints and authorizes the Distribution Agent to act as its agent hereunder with such powers as are specifically delegated to the Distribution Agent by the terms of this Agreement, together with such powers as are reasonably incidental thereto. The Distribution Agent shall not have a fiduciary relationship in respect of any Lender by reason of this Agreement.

4.3. Liability.

The Distribution Agent shall have no duties to the Lenders under this Agreement except those expressly set forth herein. Neither the Distribution Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by it or them hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct.

4.4. Resignation or Removal of Distribution Agent.

The Distribution Agent may resign and be discharged of its duties hereunder by giving written notice thereof to all holders of the Guarantied Obligations then outstanding. Such resignation shall take effect at such time as a successor distribution agent shall have been appointed. The Distribution Agent may be removed at any time with or without cause by the Requisite Lenders. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor distribution agent. Upon the acceptance of any appointment as distribution agent hereunder by a successor distribution agent, such successor distribution agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Distribution Agent. After any retiring Distribution Agent’s resignation or removal hereunder as Distribution Agent, the provisions of this Section 4.4 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Distribution Agent.

4.5. Employment of Agents and Counsel.

The Distribution Agent may execute any of its duties as Distribution Agent hereunder by or through employees, agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Distribution Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder.

4.6. Reliance on Documents; Counsel.

The Distribution Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, with respect to legal matters, upon the opinion of counsel selected by the Distribution Agent, which counsel may be employees of the Distribution Agent.

4.7. Distribution Agent’s Reimbursement and Indemnification.

The Company shall reimburse and indemnify the Distribution Agent for expenses incurred by the Distribution Agent on behalf of the Lenders, in connection with the execution, delivery, administration and enforcement of this Agreement and for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Distribution Agent in any way relating to or arising out of this Agreement or any other document delivered in connection herewith or the transactions contemplated hereby, or the enforcement of any of the terms hereof, provided that the Company shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Distribution Agent. The obligations of the Company under this Section 4.7 shall survive payment of the Guarantied Obligations and termination of this Agreement.

4.8. Rights as Lender.

In the event the Distribution Agent, in its individual capacity, is a Lender, the Distribution Agent shall have the same rights and powers hereunder in such capacity as any Lender and may exercise the same as though it were not the Distribution Agent, and the term “Lender” or “Lenders” shall, at any time when the Distribution Agent is a Lender, unless the context otherwise indicates, include the Distribution Agent in its individual capacity. The Distribution Agent in its individual capacity may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement, with the Company or any of its Subsidiaries (including, without limitation, the Subsidiary Guarantors) in which the Company or such Subsidiary is permitted to participate with any other Person. The Distribution Agent, in its individual capacity, is not obligated to be a Lender.

5.	ADDITIONAL GUARANTIES; LIENS AND SECURITY INTERESTS.

5.1. Agent and Banks.

(a) The 2004 Agent, on behalf of the 2004 Banks, agrees that, without the consent in writing by the Majority Noteholders, the Majority 2009 Banks and the Majority Additional Primary Senior Debt Holders, it will not (i) take or receive a Lien upon any of the property or assets of the Company or any Subsidiary Guarantor as security for the payment of any 2004 Bank Guarantied Obligation without also securing the Noteholders, the 2009 Agent, the 2009 Banks, the Additional Primary Senior Debt Agents and the Additional Primary Senior Debt Holders on a

pari passu basis and subject to an intercreditor agreement acceptable to the Majority Noteholders, Majority 2009 Banks and the Majority Additional Primary Senior Debt Holders, or (ii) except for the obligations of the Company, the Canadian Borrower or any Subsidiary Guarantor, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the 2004 Bank Guarantied Obligations.

(b) The 2009 Agent, on behalf of the 2009 Banks, agrees that, without the consent in writing by the Majority Noteholders, the Majority 2004 Banks and the Majority Additional Primary Senior Debt Holders, it will not (i) take or receive a Lien upon any of the property or assets of the Company or any Subsidiary Guarantor as security for the payment of any 2009 Bank Guarantied Obligation without also securing the Noteholders, the 2004 Agent, the 2004 Banks, the Additional Primary Senior Debt Agents and the Additional Primary Senior Debt Holders on a pari passu basis and subject to an intercreditor agreement acceptable to the Majority Noteholders, Majority 2004 Banks and the Majority Additional Primary Senior Debt Holders, or (ii) except for the obligations of the Company, the Canadian Borrower or any Subsidiary Guarantor, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the 2009 Bank Guarantied Obligations.

5.2. 2000 Noteholders.

Each 2000 Noteholder agrees that, without the consent in writing by the Majority 2004 Banks, the Majority 2009 Banks, the Majority 2004 Noteholders, the Majority 2007 Noteholders, the Majority 2008 Noteholders, the Majority 2010 Noteholders and the Majority Additional Primary Senior Debt Holders, it will not (i) take or receive a Lien upon any of the property or assets of the Company or any Subsidiary Guarantor as security for the payment of any 2000 Noteholder Guarantied Obligation without also securing the 2004 Agent and the 2004 Banks, the 2009 Agent and the 2009 Banks, the 2004 Noteholders, the 2007 Noteholders, the 2008 Noteholders, the 2010 Noteholders, the Additional Primary Senior Debt Agents and the Additional Primary Senior Debt Holders on a pari passu basis and subject to an intercreditor agreement acceptable to the Majority 2004 Banks, the Majority 2009 Banks, the Majority 2004 Noteholders, the Majority 2007 Noteholders, the Majority 2008 Noteholders, the Majority 2010 Noteholders and the Majority Additional Primary Senior Debt Holders or (ii) except for the obligations of the Company or any Subsidiary Guarantor, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the 2000 Noteholder Guarantied Obligations.

5.3. 2004 Noteholders.

Each 2004 Noteholder agrees that, without the consent in writing by the Majority 2004 Banks, the Majority 2009 Banks, the Majority 2000 Noteholders, the Majority 2007 Noteholders, the Majority 2008 Noteholders, the Majority 2010 Noteholders and the Majority Additional Primary Senior Debt Holders it will not (i) take or receive a Lien upon any of the property or assets of the Company or any Subsidiary Guarantor as security for the payment of any 2004 Noteholder Guarantied Obligation without also securing the 2004 Agent and the 2004 Banks, the 2009 Agent and the 2009 Banks, the 2000 Noteholders, the 2007 Noteholders, the 2008 Noteholders, the 2010 Noteholders, the Additional Primary Senior Debt Agents and the Additional Primary Senior Debt Holders on a pari passu basis and subject to an intercreditor agreement acceptable to the Majority 2004 Banks, the Majority 2009 Banks, the Majority 2000 Noteholders, the Majority 2007 Noteholders, the Majority 2008 Noteholders, the Majority 2010 Noteholders and the Majority Additional Primary Senior Debt Holders or (ii) except for the obligations of the Company or any Subsidiary Guarantor, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the 2004 Noteholder Guarantied Obligations.

5.4. 2007 Noteholders.

Each 2007 Noteholder agrees that, without the consent in writing by the Majority 2004 Banks, the Majority 2009 Banks, the Majority 2000 Noteholders, the Majority 2004 Noteholders, the Majority 2008 Noteholders, the Majority 2010 Noteholders and the Majority Additional Primary Senior Debt Holders, it will not (i) take or receive a Lien upon any of the property or assets of the Company or any Subsidiary Guarantor as security for the payment of any 2007 Noteholder Guarantied Obligation without also securing the 2004 Agent and the 2004 Banks, the 2009 Agent and the 2009 Banks, the 2000 Noteholders, the 2004 Noteholders, the 2008 Noteholders, the 2010 Noteholders, the Additional Primary Senior Debt Agents and the Additional Primary Senior Debt Holders on a pari passu basis and subject to an intercreditor agreement acceptable to the Majority 2004 Banks, the Majority 2009 Banks, the Majority 2000 Noteholders, the Majority 2004 Noteholders, the Majority 2008 Noteholders, the Majority 2010 Noteholders and the Majority Additional Primary Senior Debt Holders, or (ii) except for the obligations of the Company or any Subsidiary Guarantor, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the 2007 Noteholder Guarantied Obligations.

5.5. 2008 Noteholders.

Each 2008 Noteholder agrees that, without the consent in writing by the Majority 2004 Banks, the Majority 2009 Banks, the Majority 2000 Noteholders, the Majority 2004 Noteholders, the Majority 2007 Noteholders, the Majority 2010 Noteholders and the Majority Additional Primary Senior Debt Holders, it will not (i) take or receive a Lien upon any of the property or assets of the Company or any Subsidiary Guarantor as security for the payment of any 2008 Noteholder Guarantied Obligation without also securing the 2004 Agent and the 2004 Banks, the 2009 Agent and the 2009 Banks, the 2000 Noteholders, the 2004 Noteholders, the 2007 Noteholders, the 2010 Noteholders, the Additional Primary Senior Debt Agents and the Additional Primary Senior Debt Holders on a pari passu basis and subject to an intercreditor agreement acceptable to the Majority 2004 Banks, the Majority 2009 Banks, the Majority 2000 Noteholders, the Majority 2004 Noteholders, the Majority 2007 Noteholders, the Majority 2010 Noteholders and the Majority Additional Primary Senior Debt Holders, or (ii) except for the obligations of the Company or any Subsidiary Guarantor, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the 2008 Noteholder Guarantied Obligations.

5.6. 2010 Noteholders.

Each 2010 Noteholder agrees that, without the consent in writing by the Majority 2004 Banks, the Majority 2009 Banks, the Majority 2000 Noteholders, the Majority 2004 Noteholders, the Majority 2007 Noteholders, the Majority 2008 Noteholders and the Majority Additional Primary Senior Debt Holders, it will not (i) take or receive a Lien upon any of the property or assets of the Company or any Subsidiary Guarantor as security for the payment of any 2010 Noteholder Guarantied Obligation without also securing the 2004 Agent and the 2004 Banks, the 2009 Agent and the 2009 Banks, the 2000 Noteholders, the 2004 Noteholders, the 2007 Noteholders, the 2008 Noteholders, the Additional Primary Senior Debt Agents and the Additional Primary Senior Debt Holders on a pari passu basis and subject to an intercreditor agreement acceptable to the Majority 2004 Banks, the Majority 2009 Banks, the Majority 2000 Noteholders, the Majority 2004 Noteholders, the Majority 2007 Noteholders, the Majority 2008 Noteholders and the Majority Additional Primary Senior Debt Holders, or (ii) except for the obligations of the Company or any Subsidiary Guarantor, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the 2010 Noteholder Guarantied Obligations.

5.7. Additional Primary Senior Debt Holders.

With respect to each Additional Primary Senior Debt Agreement, each Additional Primary Senior Debt Holder or Additional Primary Senior Debt Agent, as applicable, agrees that, without the consent in writing by the Majority 2004 Banks, the Majority 2009 Banks, the Majority 2000 Noteholders, the Majority 2004 Noteholders, the Majority 2007 Noteholders, the Majority 2008 Noteholders, the Majority 2010 Noteholders and the Majority Additional Primary Senior Debt Holders under each other Additional Primary Senior Debt Agreement, it will not (i) take or receive a Lien upon any of the property or assets of the Company or any Subsidiary Guarantor as security for the payment of any Additional Primary Senior Debt Guarantied Obligation without also securing the 2004 Agent and the 2004 Banks, the 2009 Agent and the 2009 Banks, the 2000 Noteholders, the 2004 Noteholders, the 2007 Noteholders, the 2008 Noteholders, the 2010 Noteholders, all other Additional Primary Senior Debt Agents and all other Additional Primary Senior Debt Holders on a pari passu basis and subject to an intercreditor agreement acceptable to the Majority 2004 Banks, the Majority 2009 Banks, the Majority 2000 Noteholders, the Majority 2004 Noteholders, the Majority 2007 Noteholders, the Majority 2008 Noteholders, the Majority 2010 Noteholders and the Majority Additional Primary Senior Debt Holders under each other Additional Primary Senior Debt Agreement, or (ii) except for the obligations of the Company or any Subsidiary Guarantor, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Additional Primary Senior Debt Guarantied Obligations.

5.8. No Impairment of Rights.

Nothing contained in this Agreement shall affect or impair the right the 2004 Agent, the 2009 Agent, any Bank, any Noteholder, any Additional Primary Senior Debt Agent or any Additional Primary Senior Debt Holder may have under the terms and conditions governing its respective Guarantied Obligations to accelerate and demand repayment of such Guarantied Obligations. The 2004 Agent, on behalf of the 2004 Banks, the 2009 Agent on behalf of the 2009 Banks, each Noteholder, each Additional Primary Senior Debt Agent, on behalf of the applicable holders of Additional Primary Senior Debt, and each Additional Primary Senior Debt Holder retains the right to freely exercise its rights and remedies as a general creditor of the Company and the Subsidiary Guarantors in accordance with applicable law and agreements with the Company and the Subsidiary Guarantors, including, without limitation, the right to file a lawsuit and obtain a judgment therein against the Company and the Subsidiary Guarantors and to enforce such judgment against any assets of the Company and the Subsidiary Guarantors. Subject to the provisions set forth in this Agreement, each Lender and its Affiliates may (without having to account therefore to any Lender), own, sell acquire and hold equity and debt securities of the Company and the Subsidiary Guarantors, lease property and lend money to and generally engage in any kind of business with the Company and the Subsidiary Guarantors, and, subject to the provisions of this Agreement, the Lenders and their Affiliates may accept dividends, interest, principal payments, fees and other consideration from the Lenders for services in connection with this Agreement or otherwise without having to account for the same to the other Lenders.

6.	MISCELLANEOUS.

6.1. Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

6.2. Lender Credit Decision.

Each Lender acknowledges that it has, independently and without reliance upon any other Lender and based on the financial statements prepared by Company and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

6.3. Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one agreement, and shall constitute a binding agreement when executed by each of the parties hereto. A facsimile or other electronic transmission of an executed signature page will have the same effect as the original executed signature page.

6.4. Successors and Assigns.

(a) This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto including any assignees of the Guarantied Obligations. Each of the 2004 Agent (for itself and on behalf of each 2004 Bank), the 2009 Agent (for itself and on behalf of each 2009 Bank), each Noteholder, each Additional Primary Senior Debt Agent (for itself and on behalf of the applicable holders of Additional Primary Senior Debt) and each Additional Primary Senior Debt Holder agrees that none of the 2004 Agent, the 2009 Agent, any Bank, any Noteholder, any Additional Primary Senior Debt Agent, any holder of Additional Primary Senior Debt with respect to which an Additional Primary Senior Debt Agent is a party hereto, or any Additional Primary Senior Debt Holder will assign any of the Guarantied Obligations absent an executed acknowledgment by the assignee thereof to be bound by the terms of this Agreement. With respect to the 2004 Agent or the 2009 Agent (each as administrative agent and not as a 2004 Bank or 2009 Bank, as applicable), any Noteholder, any Additional Primary Senior Debt Agent (as administrative agent or representative and not as a holder of the applicable Additional Primary Senior Debt), or any Additional Primary Senior Debt Holder such acknowledgement shall be in the form of Annex II attached hereto. and with respect to any 2004 Bank, such acknowledgement shall be in the form of the Assignment and Acceptance Agreement substantially in the form of Exhibit G to the 2004 Bank Credit Agreement (as in effect on the date hereof). With respect to each holder of Guarantied Obligations that is not a party hereto, including, without limitation, any 2009 Bank or any holder of Additional Primary Senior Debt, the 2009 Agent or applicable Additional Primary Senior Debt Agent shall require that any assignee of any 2009 Bank Guarantied Obligations or Additional Primary Senior Debt Guaranteed Obligations acknowledges and agrees to be bound by the terms and conditions of this Agreement in connection with acquiring the applicable Guarantied Obligations.

(b) Each Noteholder agrees to give notice to the 2004 Agent, the 2009 Agent, each other Noteholder, each Additional Primary Senior Debt Agent and each Additional Primary Senior Debt Holder of any such assignment promptly within five business days of such assignment and to give copies of such acknowledgments to each other Noteholder, to the 2004 Agent, to the 2009 Agent, each Additional Primary Senior Debt Agent and each Additional Primary Senior Debt Holder, provided that the failure to give such notice shall not cause a forfeiture of any rights under this Agreement. The 2004 Agent shall provide notice to the Noteholders, the 2009 Agent, each Additional Primary Senior Debt Agent and the Additional Primary Senior Debt Holders promptly within five business days, in the form of Annex II attached hereto, if at any time the 2004 Agent shall assign its rights as administrative agent (and not as a 2004 Bank) under the 2004 Bank Credit Agreement, provided that the failure to give such notice shall not cause a forfeiture of any rights under this Agreement. The 2009 Agent shall provide notice to the Noteholders, the 2004 Agent, each Additional Primary Senior Debt Agent and the Additional Primary Senior Debt Holders promptly within five business days, in the form of Annex II attached hereto, if at any time the 2009 Agent shall assign its rights as administrative agent (and not as a 2009 Bank) under the 2009 Bank Credit Agreement, provided that the failure to give such notice shall not cause a forfeiture of any rights under this Agreement. Each Additional Primary Senior Debt Holder agrees to give notice to the 2004 Agent, the 2009 Agent, each Noteholder, each Additional Primary Senior Debt Agent and each other Additional Primary Senior Debt Holder of any such assignment promptly within five business days of such assignment and to give copies of such acknowledgments to each Noteholder, the 2004 Agent, the 2009 Agent, each Additional Primary Senior Debt Agent and each other Additional Primary Senior Debt Holder, provided that the failure to give such notice shall not cause a forfeiture of any rights under this Agreement. Each Additional Primary Senior Debt Agent shall provide notice to the Noteholders, the 2004 Agent, the 2009 Agent, each other Additional Primary Senior Debt Agent and the Additional Primary Senior Debt Holders promptly within five business days, in the form of Annex II attached hereto, if at any time such Additional Primary Senior Debt Agent shall assign its rights as administrative agent or representative under the applicable Additional Primary Senior Debt Agreement, provided that the failure to give such notice shall not cause a forfeiture of any rights under this Agreement.

6.5. Amendments.

This Agreement may be amended only in writing executed by the Requisite Lenders, provided that for the avoidance of doubt (a) the 2010 Noteholders may become a party hereto pursuant to the execution of a joinder agreement as contemplated in Section 6.12(a) and (b) holders of Additional Primary Debt may become a party hereto pursuant to the execution of a joinder agreement as contemplated in Section 6.12(b).

6.6. Termination.

This Agreement shall terminate upon the payment in full of all Guarantied Obligations and the termination of each of the Bank Guaranty Agreements, each of the Noteholder Guaranty Agreements and each of the Additional Primary Senior Debt Guaranty Agreements.

6.7. Cooperation.

Each party hereto agrees to cooperate fully with the other parties hereto, in the exercise of its reasonable judgment, to the end that the terms and provisions of this Agreement may be promptly and fully carried out. Each party hereto also agrees, from time to time, to execute and deliver any and all other agreements, documents or instruments and to take such other actions, all as may be reasonably necessary or desirable to effectuate the terms, provisions and the intent of this Agreement.

6.8. No Waiver.

No failure or delay on the part of any Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

6.9. Notices.

All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service, with charges prepaid (provided that any Notice of Event of Default or Notice of Shared Payment or copy thereof to be sent by the 2004 Agent, the 2009 Agent or a Lender, as the case may be, shall be sent by nationwide overnight delivery service) and (a) if to any Noteholder, addressed to such Noteholder at the address specified in Annex I hereto, or at such other address as such Noteholder shall have specified to the other Noteholders, the 2004 Agent, the 2009 Agent, each Additional Primary Senior Debt Agent and each Additional Primary Senior Debt Holder in writing, (b) if to any 2004 Bank or the 2004 Agent addressed to the 2004 Agent (and the 2004 Agent shall forward each such communication to each 2004 Bank) at the address specified in Annex I hereto, or at such other address as the 2004 Agent shall have specified to the Noteholders, the 2009 Agent, each Additional Primary Senior Debt Agent and each Additional Primary Senior Debt Holder in writing, (c) if to any 2009 Bank or the 2009 Agent addressed to the 2009 Agent (and the 2009 Agent shall forward each such communication to each 2009 Bank) at the address specified in Annex I hereto, or at such other address as the 2009 Agent shall have specified to the Noteholders, the 2004 Agent, each Additional Primary Senior Debt Agent and each Additional Primary Senior Debt Holder in writing, (d) if to any Additional Primary Senior Debt Holder or Additional Primary Senior Debt Agent, addressed to such Additional Primary Senior Debt Holder or Additional Primary Senior Debt Agent at the address specified in the Joinder Agreement executed by such Additional Primary Senior Debt Holder or Additional Primary Senior Debt Agent, or at such other address as such Additional Primary Senior Debt Holder or Additional Primary Senior Debt Agent shall have specified to the other Additional Primary Senior Debt Holders, the other Additional Primary Senior Debt Agents, the 2004 Agent, the 2009 Agent and each Noteholder in writing (e) if to the Distribution Agent, addressed to the Distribution Agent at such address as the Distribution Agent shall have specified to each Noteholder, the 2004 Agent, the 2009 Agent, each Additional Primary Senior Debt Agent and each Additional Primary Senior Debt Holder in writing.

6.10. Third Party Beneficiaries.

No Person, including, without limitation, the Subsidiary Guarantors and the Company, other than the Lenders, the Distribution Agent and their respective successors and assigns, shall have any rights under this Agreement.

6.11. Agent Authority.

(a) The 2004 Agent hereby represents and warrants to the Noteholders and the 2009 Agent that the 2004 Banks have appointed and designated the 2004 Agent as their agent for purposes of this Agreement, and have authorized and directed the 2004 Agent to enter into this Agreement for the benefit of each 2004 Bank and have authorized and directed the 2004 Agent to sign this Agreement, to receive all notices, to take all action with respect to this Agreement and to exercise all rights and powers incidental thereto. The 2004 Agent further represents and warrants to the Noteholders and the 2009 Agent that any and all action taken by the 2004 Agent in connection with this Agreement shall be done as authorized in the 2004 Bank Credit Agreement at the direction of the Required Lenders (as defined in the 2004 Bank Credit Agreement), and the Noteholders and the 2009 Agent shall be entitled to rely upon this representation notwithstanding any transfer at any time of any 2004 Bank’s interest in the 2004 Bank Guarantied Obligations.

(b) The 2009 Agent hereby represents and warrants to the Noteholders and the 2004 Agent that the 2009 Banks have appointed and designated the 2009 Agent as their agent for purposes of this Agreement, and have authorized and directed the 2009 Agent to enter into this Agreement for the benefit of each 2009 Bank and have authorized and directed the 2009 Agent to sign this Agreement, to receive all notices, to take all action with respect to this Agreement and to exercise all rights and powers incidental thereto. The 2009 Agent further represents and warrants to the Noteholders and the 2004 Agent that any and all action taken by the 2009 Agent in connection with this Agreement shall be done as authorized in the 2009 Bank Credit Agreement at the direction of the Required Lenders (as defined in the 2009 Bank Credit Agreement), and the Noteholders and the 2004 Agent shall be entitled to rely upon this representation notwithstanding any transfer at any time of any 2009 Bank’s interest in the 2009 Bank Guarantied Obligations.

6.12. Joining of Additional Primary Senior Debt Holders.

(a) Upon the issuance of the 2010 Senior Notes, each 2010 Noteholder shall become a party hereto by executing a Joinder Agreement in the form of Annex II attached hereto, provided that, at the time of the issuance of the 2010 Senior Notes, the Company shall have furnished to the 2004 Agent, the 2009 Agent and each other Lender a copy of such Joinder Agreement. Upon the execution and delivery of such Joinder Agreement such entity or entities shall be a “2010 Noteholder” and a “Lender”, and the obligations evidenced by the 2010 Note Agreement shall in all cases be considered and have the benefits of “2010 Noteholder Guarantied Obligations”, in each case for all purposes of this Agreement.

(b) Upon the issuance or incurrence of any Additional Primary Debt, each of the lenders, purchasers or investors having entered into documents evidencing such Additional Primary Debt shall (or shall appoint an Additional Primary Senior Debt Agent on its or their behalf to) become a party hereto by executing a Joinder Agreement in the form of Annex II attached hereto, provided that, at the time of the issuance or incurrence of such Additional Primary Debt, the Company shall have furnished to the 2004 Agent, the 2009 Agent, each other Additional Primary Senior Debt Agent, each Noteholder and each other Additional Primary Senior Debt Holder, a copy of such Joinder Agreement and a certificate certifying that the Debt evidenced by such Additional Primary Senior Debt is permitted under the terms of the Note Agreements, the Bank Credit Agreements and the Additional Primary Senior Debt Agreements then in effect and that no Event of Default (or any event that with the giving of notice or passage of time would be an Event of Default) is then in existence. Upon the execution and delivery of such Joinder Agreement such entity or entities shall be an “Additional Primary Senior Debt Agent” or an “Additional Primary Senior Debt Holder”, as applicable, and a “Lender”, and the obligations which constitute such Additional Primary Debt shall in all cases be considered and have the benefits of “Additional Primary Senior Debt”, in each case for all purposes of this Agreement.

[Remainder of page intentionally left blank. Next page is signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

NOTEHOLDERS

METROPOLITAN LIFE INSURANCE COMPANY,

as a 2004 Noteholder, a 2007 Noteholder and a 2008 Noteholder

METLIFE INSURANCE COMPANY OF CONNECTICUT,

as a 2004 Noteholder and a 2007 Noteholder

By:       Metropolitan Life Insurance Company, its Investment Manager

FIRST METLIFE INVESTORS INSURANCE COMPANY,

as a 2008 Noteholder

By:       Metropolitan Life Insurance Company, its Investment Manager

NEW ENGLAND LIFE INSURANCE COMPANY,

as a 2008 Noteholder

By:       Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ Judith A. Gulotta
Name:	Judith A. Gulotta
Title:	Managing Director

(executed by Metropolitan Life Insurance Company (i) as to itself as a 2004 Noteholder, a 2007 Noteholder and a 2008 Noteholder, (ii) as investment manager to MetLife Insurance Company of Connecticut as a 2004 Noteholder, a 2007 Noteholder and a 2008 Noteholder; (iii) as investment manager to First MetLife Investors Insurance Company as a 2008 Noteholder; (iv) as investment manager to New England Life Insurance Company, as a 2008 Noteholder)

[Signature Page to Intercreditor Agreement]

PRIME REINSURANCE COMPANY, INC, as a 2004 Noteholder

By:	Conning, Inc., as Investment Manager

	By:	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director

NATIONAL BENEFIT LIFE INSURANCE COMPANY,

as a 2004 Noteholder

By:	Conning, Inc., as Investment Manager

	By:	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

(FKA CONSECO SENIOR HEALTH INSURANCE COMPANY),

as a 2007 Noteholder

By:	Conning, Inc., as Investment Manager

	By:	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director

[Signature Page to Intercreditor Agreement]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,

as a 2004 Noteholder and a 2007 Noteholder

By:	/s/ David S. Quackenbush
Name:	David S. Quackenbush
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY, as a 2007 Noteholder

By:	/s/ David S. Quackenbush
Name:	David S. Quackenbush
Title:	Vice President

[Signature Page to Intercreditor Agreement]

GENWORTH LIFE INSURANCE COMPANY,

as a 2004 Noteholder

By:	/s/ Stephen DeMotto
Name:	Stephen DeMotto
Title:	Investment Officer

[Signature Page to Intercreditor Agreement]

GREAT WESTERN INSURANCE COMPANY,

as a 2004 Noteholder and a 2008 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ John Leiviska
	Name:	John Leiviska
	Title:	Vice President

INDUSTRIAL-ALLIANCE PACIFIC LIFE INSURANCE COMPANY

(formerly The North West Life Assurance Company of Canada),

as a 2004 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ John Leiviska
	Name:	John Leiviska
	Title:	Vice President

THE CATHOLIC AID ASSOCIATION, as a 2008 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ John Leiviska
	Name:	John Leiviska
	Title:	Vice President

TRUSTMARK INSURANCE COMPANY, as a 2004 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ John Leiviska
	Name:	John Leiviska
	Title:	Vice President

AMERICAN FIDELITY ASSURANCE COMPANY,

as a 2004 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ John Leiviska
	Name:	John Leiviska
	Title:	Vice President

[Signature Page to Intercreditor Agreement]

THE LAFAYETTE LIFE INSURANCE COMPANY, as a 2004 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ Theodore R. Hoxmeier
	Name:	Theodore R. Hoxmeier
	Title:	Vice President

MINNESOTA LIFE INSURANCE COMPANY, as a 2007 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ Theodore R. Hoxmeier
	Name:	Theodore R. Hoxmeier
	Title:	Vice President

AMERICAN REPUBLIC INSURANCE COMPANY, as a 2007 Noteholder and a 2008 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ Theodore R. Hoxmeier
	Name:	Theodore R. Hoxmeier
	Title:	Vice President

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC., as a 2007 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ Theodore R. Hoxmeier
	Name:	Theodore R. Hoxmeier
	Title:	Vice President

FORT DEARBORN LIFE INSURANCE COMPANY, as a 2007 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ Theodore R. Hoxmeier
	Name:	Theodore R. Hoxmeier
	Title:	Vice President

[Signature Page to Intercreditor Agreement]

COLORADO BANKERS LIFE INSURANCE COMPANY, as a 2007 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ John Leiviska
	Name:	John Leiviska
	Title:	Vice President

CINCINNATI LIFE INSURANCE COMPANY, as a 2008 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ John Leiviska
	Name:	John Leiviska
	Title:	Vice President

THE MUTUAL SAVINGS LIFE INSURANCE COMPANY, as a 2000 and a 2008 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ John Leiviska
	Name:	John Leiviska
	Title:	Vice President

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN, as a 2008 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ John Leiviska
	Name:	John Leiviska
	Title:	Vice President

UNITED INSURANCE COMPANY OF AMERICA, as a 2000 and a 2008 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ John Leiviska
	Name:	John Leiviska
	Title:	Vice President

[Signature Page to Intercreditor Agreement]

SECURITY NATIONAL LIFE INSURANCE COMPANY, as a 2008 Noteholder

By:	Advantus Capital Management, Inc.

	By:	/s/ Gregory Ortquist
	Name:	Gregory Ortquist
	Title:	Vice President

[Signature Page to Intercreditor Agreement]

PHYSICIANS LIFE INSURANCE COMPANY, as a 2007 Noteholder

By:	Hartford Investment Management Company,
Its Investment Manager

	By:	/s/ Ralph D. Witt
	Name:	Ralph D. Witt
	Title:	Vice President

HARTFORD FIRE INSURANCE COMPANY, as a 2007 Noteholder

By:	Hartford Investment Management Company
Its Agent and Attorney-in-Fact

	By:	/s/ Ralph D. Witt
	Name:	Ralph D. Witt
	Title:	Vice President

HARTFORD LIFE INSURANCE COMPANY, as a 2008 Noteholder

By:	Hartford Investment Management Company
Its Agent and Attorney-in-Fact

	By:	/s/ Ralph D. Witt
	Name:	Ralph D. Witt
	Title:	Vice President

HARTFORD INSURANCE COMPANY OF ILLINOIS, As a 2008 Noteholder

By:	Hartford Investment Management Company
Its Agent and Attorney-in-Fact

	By:	/s/ Ralph D. Witt
	Name:	Ralph D. Witt
	Title:	Vice President

[Signature Page to Intercreditor Agreement]

HARTFORD CASUALTY INSURANCE COMPANY, as a 2008 Noteholder

By:	Hartford Investment Management Company
Its Agent and Attorney-in-Fact

	By:	/s/ Ralph D. Witt
	Name:	Ralph D. Witt
	Title:	Vice President

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, as a 2008 Noteholder

By:	Hartford Investment Management Company
Its Agent and Attorney-in-Fact

	By:	/s/ Ralph D. Witt
	Name:	Ralph D. Witt
	Title:	Vice President

[Signature Page to Intercreditor Agreement]

NATIONWIDE LIFE INSURANCE COMPANY, as a 2007 Noteholder

By:	/s/ Mary Beth Cadle
Name:	Mary Beth Cadle
Title:	Authorized Signatory

[Signature Page to Intercreditor Agreement]

MODERN WOODMEN OF AMERICA, as a 2000 Noteholder, a 2004 Noteholder, a 2007 Noteholder and a 2008 Noteholder

By:	/s/ Douglas A. Pannier
Name:	Douglas A. Pannier
Title:	Portfolio Manager - Private Placements

[Signature Page to Intercreditor Agreement]

NATIONAL GUARDIAN LIFE INSURANCE COMPANY, as a 2007 Noteholder and a 2008 Noteholder

By:	/s/ R. A. Mucci
Name:	R.A. Mucci
Title:	Senior Vice President & Treasurer

[Signature Page to Intercreditor Agreement]

AMERICAN UNITED LIFE INSURANCE COMPANY, as a 2007 Noteholder

By:	/s/ John Mason
Name:	John Mason
Title:	V.P. Fixed Income Securities

THE STATE LIFE INSURANCE COMPANY, as a 2007 Noteholder

By:	American United Life Insurance Company, its Agent

	By:	/s/ John Mason
	Name:	John Mason
	Title:	V.P. Fixed Income Securities

[Signature Page to Intercreditor Agreement]

STATE FARM LIFE INSURANCE COMPANY, as a 2007 Noteholder and a 2008 Noteholder

By:	/s/ Julie Hoyer
Name:	Julie Hoyer
Title:	Senior Investment Officer

By:	/s/ Jeffrey T. Attwood
Name:	Jeffrey T. Attwood
Title:	Senior Investment Officer

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, as a 2007 Noteholder and a 2008 Noteholder

By:	/s/ Julie Hoyer
Name:	Julie Hoyer
Title:	Senior Investment Officer

By:	/s/ Jeffrey T. Attwood
Name:	Jeffrey T. Attwood
Title:	Senior Investment Officer

[Signature Page to Intercreditor Agreement]

ALLSTATE LIFE INSURANCE COMPANY, as a 2007 Noteholder

By:	/s/ Mark Cloghessy
Name:	Mark Cloghessy

By:	/s/ Carrie A. Cazolas
Name:	Carrie A. Cazolas
Authorized Signatories

[Signature Page to Intercreditor Agreement]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a 2007 Noteholder

By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Elisabeth A. Perenick
	Name:	Elisabeth A. Perenick
	Title:	Managing Director

C.M. LIFE INSURANCE COMPANY, as a 2007 Noteholder

By:	Babson Capital Management LLC as Investment Sub-Adviser

	By:	/s/ Elisabeth A. Perenick
	Name:	Elisabeth A. Perenick
	Title:	Managing Director

[Signature Page to Intercreditor Agreement]

NEW YORK LIFE INSURANCE COMPANY, as a 2007 Noteholder

By:	/s/ Trinh Nguyen
Name:	Trinh Nguyen
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as a 2007 Noteholder

By:	New York Life Investment Management LLC, its Investment Manager

	By:	/s/ Trinh Nguyen
	Name:	Trinh Nguyen
	Title:	Corporate Vice President

[Signature Page to Intercreditor Agreement]

AMERICAN GENERAL LIFE INSURANCE COMPANY, as a 2007 Noteholder
AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY, as a 2007 Noteholder

By:	AIG Asset Management (U.S.) LLC, investment adviser

	By:	/s/ William H. Hasson
	Name:	William H. Hasson
	Title:	Managing Director

[Signature Page to Intercreditor Agreement]

MONY LIFE INSURANCE COMPANY OF AMERICA, as a 2007 Noteholder

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer

AXA EQUITABLE LIFE INSURANCE COMPANY, as a 2007 Noteholder and a 2008 Noteholder

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer

[Signature Page to Intercreditor Agreement]

BANKERS LIFE AND CASUALTY COMPANY, as a 2007 Noteholder
CONSECO LIFE INSURANCE COMPANY, as a 2007 Noteholder
CONSECO HEALTH INSURANCE COMPANY, as a 2007 Noteholder

By:	40|86 Advisors, Inc. acting as Investment Advisor

	By:	/s/ Timothy L. Powell
	Name:	Timothy L. Powell
	Title:	Vice President

[Signature Page to Intercreditor Agreement]

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA,
as a 2007 Noteholder and a 2008 Noteholder

By:	Allianz of America, Inc. as the authorized signatory and investment manager

	By:	/s/ Gary Brown
	Name:	Gary Brown
	Title:	Chief Investment Officer - Fixed Income

[Signature Page to Intercreditor Agreement]

COUNTRY LIFE INSURANCE COMPANY,
as a 2007 Noteholder and a 2008 Noteholder

By:	/s/ John Jacobs
Name:	John Jacobs
Title:	Director - Fixed Income

COUNTRY MUTUAL INSURANCE COMPANY,
as a 2008 Noteholder

By:	/s/ John Jacobs
Name:	John Jacobs
Title:	Director - Fixed Income

COTTON STATES LIFE INSURANCE,
as a 2008 Noteholder

By:	/s/ John Jacobs
Name:	John Jacobs
Title:	Director - Fixed Income

[Signature Page to Intercreditor Agreement]

STATE OF WISCONSIN INVESTMENT BOARD,
as a 2007 Noteholder

By:	/s/ Christopher P. Prestigiacomo
Name:	Christopher P. Prestigiacomo
Title:	Portfolio Manager

[Signature Page to Intercreditor Agreement]

NATIONAL LIFE INSURANCE COMPANY,
as a 2007 Noteholder

By:	/s/ R. Scott Higgins
Name:	R. Scott Higgins
Title:	Senior Vice President Sentinel Asset Management

[Signature Page to Intercreditor Agreement]

THE UNION CENTRAL LIFE INSURANCE COMPANY,
as a 2007 Noteholder and a 2008 Noteholder

By:	Summit Investment Advisors, Inc., as Agent

	By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director - Private Placements

AMERITAS LIFE INSURANCE CORP.,
as a 2007 Noteholder and a 2008 Noteholder

By:	Summit Investment Advisors, Inc., as Agent

	By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director - Private Placements

ACACIA LIFE INSURANCE COMPANY,
as a 2007 Noteholder and a 2008 Noteholder

By:	Summit Investment Advisors, Inc., as Agent

	By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director - Private Placements

[Signature Page to Intercreditor Agreement]

TRAVELERS CASUALTY AND SURETY COMPANY,
as a 2007 Noteholder

By:	/s/ David D. Rowland
Name:	David D. Rowland
Title:	Senior Vice President

THE TRAVELERS INDEMNITY COMPANY,
as a 2008 Noteholder

By:	/s/ David D. Rowland
Name:	David D. Rowland
Title:	Senior Vice President

[Signature Page to Intercreditor Agreement]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
as a 2008 Noteholder

By:	/s/ David A. Barras
Name:	David A. Barras
Its:	Authorized Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT,
as a 2008 Noteholder

By:	/s/ David A. Barras
Name:	David A. Barras
Its:	Authorized Representative

[Signature Page to Intercreditor Agreement]

UNUM LIFE INSURANCE COMPANY OF AMERICA,
as a 2008 Noteholder

By:	Provident Investment Management, LLC
Its:	Agent

	By:	/s/ Sue Munson
	Name:	Sue Munson
	Title:	Managing Director

COLONIAL LIFE & ACCIDENT INSURANCE COMPANY,
as a 2008 Noteholder

By:	Provident Investment Management, LLC
Its:	Agent

	By:	/s/ Sue Munson
	Name:	Sue Munson
	Title:	Managing Director

[Signature Page to Intercreditor Agreement]

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA, as a 2008 Noteholder

By:	/s/ Barry Scheinholtz
Name:	Barry Scheinholtz
Title:	Senior Director

[Signature Page to Intercreditor Agreement]

LIFE INSURANCE COMPANY OF THE SOUTHWEST, as a 2008 Noteholder

By:	/s/ R. Scott Higgins
Name:	R. Scott Higgins
Title:	Senior Vice President Sentinel Asset Management

[Signature Page to Intercreditor Agreement]

STANDARD INSURANCE COMPANY, as a 2008 Noteholder

By:	/s/ Floyd Chadee
Name:	Floyd Chadee
Title:	Senior Vice President & Chief Financial Officer

[Signature Page to Intercreditor Agreement]

BANKS

KEYBANK NATIONAL ASSOCIATION, as 2004 Agent and on behalf of the 2004 Banks

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President

BANK OF MONTREAL, as 2009 Agent and on behalf of the 2009 Banks

By:	/s/ Betzaida Erdelyi
Name:	Betzaida Erdelyi
Title:	Managing Director

[Signature Page to Intercreditor Agreement]

The Company agrees to perform its obligations under Section 4.7 and acknowledges that no consent or other action by it is necessary for any action to be taken under, or for any amendment of, this Intercreditor Agreement, including, without limitation, the appointment of the Distribution Agent or a successor distribution agent, except that its consent shall be necessary for any amendment to Section 4.7.

THE J. M. SMUCKER COMPANY

By:	/s/ Debra A. Marthey
Name:	Debra A. Marthey
Title:	Treasurer

[Signature Page to Intercreditor Agreement]

Annex I

Addresses for Notices

2000 NOTEHOLDERS:

The Mutual Savings Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

United Insurance Company of America

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Modern Woodmen of America

1701 First Avenue

Rock Island, IL 61201

2004 NOTEHOLDERS:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Prime Reinsurance Company, Inc.

c/o Conning, Inc.

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

National Benefit Life Insurance Company

c/o Conning, Inc.

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

The Prudential Insurance Company of America

c/o Prudential Capital Group

Two Prudential Plaza, Suite 5600

180 North Stetson Avenue

Chicago, IL 60601

Annex I-1

Genworth Life Insurance Company

c/o Genworth Financial

601 Union Street, Suite 2200

Seattle, WA 98101

Trustmark Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

American Fidelity Assurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

The Lafayette Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Industrial-Alliance Pacific Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Great Western Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Eastern Life and Health Insurance Company

c/o Fulton Financial Advisors

One Penn Square

P.O. Box 3215

Lancaster, PA 17604-3215

Modern Woodmen of America

1701 First Avenue

Rock Island, IL 61201

2007 NOTEHOLDERS:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Annex I-2

MetLife Insurance Company of Connecticut

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

The Prudential Insurance Company of America

c/o Prudential Capital Group

Two Prudential Plaza

180 North Stetson Street, Suite 5600

Chicago, IL 60601-6716

Pruco Life Insurance Company

c/o Prudential Capital Group

Two Prudential Plaza

180 North Stetson Street, Suite 5600

Chicago, IL 60601-6716

State Farm Life Insurance Company

Investment Dept. E-8

One State Farm Plaza

Bloomington, IL 61710

State Farm Life and Accident Assurance Company

Investment Dept. E-8

One State Farm Plaza

Bloomington, IL 61710

Allstate Life Insurance Company

c/o Allstate Investments LLC

Private Placements Department

3075 Sanders Road, STE G3A

Northbrook, IL 60062-7127

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 2200

PO Box 15189

Springfield, MA 01115-5189

C.M. Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street, Suite 2200

PO Box 15189

Springfield, MA 01115-5189

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

Annex I-3

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

American General Life Insurance Company

c/o AIG Global Investment Group

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

American General Life and Accident Insurance Company

c/o AIG Global Investment Group

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

MONY Life Insurance Company of America

C/O AllianceBernstein LP

1345 Avenue of the Americas, 37th Floor

New York, NY 10105

AXA Equitable Life Insurance Company

C/O AllianceBernstein LP

1345 Avenue of the Americas, 37th Floor

New York, NY 10105

Horizon Blue Cross Blue Shield of New Jersey

C/o AllianceBernstein LP

1345 Avenue of the Americas, 38th Floor

New York, NY 10105

Annex I-4

Hartford Fire Insurance Company

c/o Hartford Investment Management Company

c/o Investment Department – Private Placements

55 Farmington Avenue

Hartford, CT 06105

PrivatePlacement.Himco@Himco.com

Fax: 860-297-8884

Physicians Life Insurance Company

c/o Hartford Investment Management Company

c/o Investment Department – Private Placements

55 Farmington Avenue

Hartford, CT 06105

PrivatePlacement.Himco@Himco.com

Fax: 860-297-8884

Nationwide Life Insurance Company

One Nationwide Plaza (1-33-07)

Columbus, Ohio 43215-2220

Bankers Life and Casualty Company

c/o 40|86 Advisors, Inc.

535 N. College Drive

Carmel, IN 46032

Conseco Life Insurance Company

c/o 40|86 Advisors, Inc.

535 N. College Drive

Carmel, IN 46032

Conseco Health Insurance Company

c/o 40|86 Advisors, Inc.

535 N. College Drive

Carmel, IN 46032

Senior Health Insurance Company of Pennsylvania

c/o Conning, Inc.

One Financial Plaza 13th Floor

Hartford, CT 06103-2627

Minnesota Life Insurance Company

400 Robert Street North

St. Paul, MN 55101

American Republic Insurance Company

C/o Advantus Capital Management Inc.

400 Robert Street North

St. Paul, MN 55101

Annex I-5

Blue Cross and Blue Shield of Florida, Inc.

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Fort Dearborn Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Colorado Bankers Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Allianz Life Insurance Company of North America

c/o Allianz of America, Inc.

55 Greens Farms Road

P.O. Box 5160

Westport, Connecticut 06881-5160

Country Life Insurance Company

1705 N Towanda Avenue

Bloomington, IL 61702

American United Life Insurance Company

Attn: Mike Bullock, Securities

One American Square

Indianapolis, IN 46206

The State Life Insurance Company

c/o America United Life Insurance Company

One American Square

Post Office Box 368

Indianapolis, IN 46206

State of Wisconsin Investment Board

121 East Wilson Street

P. O. Box 7842

Madison, Wisconsin 53707-7842

National Life Insurance Company

One National Life Drive

Montpelier, VT 05604

The Union Central Life Insurance Company

c/o Ameritas Investment Advisors Inc.

390 North Cotner Blvd.

Lincoln, NE 68505

Annex I-6

Ameritas Life Insurance Corp.

c/o Ameritas Investment Advisors Inc.

390 North Cotner Blvd.

Lincoln, NE 68505

Acacia Life Insurance Company

c/o Ameritas Investment Advisors Inc.

390 North Cotner Blvd.

Lincoln, NE 68505

Travelers Casualty and Surety Company

c/o The Travelers Companies, Inc.

9275-NB11B

385 Washington Street

St. Paul, MN 55102-1396

Modern Woodmen of America

1701 First Avenue

Rock Island, IL 61201

National Guardian Life Insurance Company

Two E Gilman St

Madison, WI 53703

2008 NOTEHOLDERS:

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

New England Life Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

Annex I-7

First MetLife Investors Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attn: Securities Department

Fax: 414-665-7124

The Northwestern Mutual Life Insurance Company for its

    Group Annuity Separate Account

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attn: Securities Department

Fax: 414-665-7124

Jackson National Life Insurance Company

c/o PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Luke Stifflear

Tel: (312) 634-2597

Fax: (312) 634-0054

Hartford Life Insurance Company

c/o Hartford Investment Management Company

c/o Investment Department – Private Placements

55 Farmington Avenue

Hartford, CT 06105

PrivatePlacement.Himco@Himco.com

Fax: 860-297-8884

Hartford Insurance Company of Illinois

c/o Hartford Investment Management Company

c/o Investment Department – Private Placements

55 Farmington Avenue

Hartford, CT 06105

PrivatePlacement.Himco@Himco.com

Fax: 860-297-8884

Annex I-8

Hartford Casualty Insurance Company

c/o Hartford Investment Management Company

c/o Investment Department – Private Placements

55 Farmington Avenue

Hartford, CT 06105

PrivatePlacement.Himco@Himco.com

Fax: 860-297-8884

Hartford Life and Annuity Insurance Company

c/o Hartford Investment Management Company

c/o Investment Department – Private Placements

55 Farmington Avenue

Hartford, CT 06105

PrivatePlacement.Himco@Himco.com

Fax: 860-297-8884

State Farm Life Insurance Company

Investment Accounting Dept. E-8

One State Farm Plaza

Bloomington, IL 61710

Email: privateplacements@statefarm.com

State Farm Life and Accident Assurance Company

Investment Accounting Dept. E-8

One State Farm Plaza

Bloomington, IL 61710

Email: privateplacements@statefarm.com

UNUM Life Insurance Company of America

c/o Provident Investment Management, LLC

Private Placements

One Fountain Square

Chattanooga, Tennessee 37402

Fax: (423) 294-3351

Colonial Life & Accident Insurance Company

c/o Provident Investment Management, LLC

Private Placements

One Fountain Square

Chattanooga, Tennessee 37402

Fax: (423) 294-3351

ING Life Insurance and Annuity Company

c/o ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5057

Annex I-9

ING USA Annuity and Life Insurance Company

c/o ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5057

ReliaStar Life Insurance Company

c/o ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5057

Security Life of Denver Insurance Company

c/o ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5057

Cincinnati Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Fax: (651) 223-5029

The Mutual Savings Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Fax: (651) 223-5029

Farm Bureau Life Insurance Company of Michigan

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Fax: (651) 223-5029

Great Western Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Fax: (651) 223-5029

Annex I-10

The Catholic Aid Association

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Fax: (651) 223-5029

American Republic Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Fax: (651) 223-5029

United Insurance Company of America

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Fax: (651) 223-5029

Security National Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, MN 55101

Attn: Client Administrator

Fax: (651) 223-5029

AXA Equitable Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas, 37th Floor

New York, NY 10105

Attention: Monique Meany

Annex I-11

Allianz Life Insurance Company of North America

c/o Allianz of America, Inc.

Attn: Private Placements

55 Greens Farms Road

P.O. Box 5160

Westport, Connecticut 06881-5160

Fax: 203-221-8539

E-mail: brian.landry@azoa.com

The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Investment Dept, 20-D

Attn: Barry Scheinholtz

Fax: 212-919-2658/2656

The Travelers Indemnity Company

c/o The Travelers Companies, Inc.

9275-NB11B

385 Washington Street

St. Paul, MN 55102-1396

Modern Woodmen of America

Attn: Investment Department

1701 First Avenue

Rock Island, IL 61201

Email: investments@modern-woodmen.org

Fax: (309) 793-5574

The Union Central Life Insurance Company

c/o Summit Investment Partners

390 North Cotner Blvd.

Lincoln, NE 68505

Fax: 402-467-6970

Ameritas Life Insurance Corp.

c/o Summit Investment Partners

390 North Cotner Blvd.

Lincoln, NE 68505

Fax: 402-467-6970

Acacia Life Insurance Company

c/o Summit Investment Partners

390 North Cotner Blvd.

Lincoln, NE 68505

Fax: 402-467-6970

Annex I-12

Life Insurance Company of the Southwest

c/o National Life Insurance Company

One National Life Drive

Montpelier, VT 05604

Attn: Private Placements

Fax: 802-223-9332

Standard Insurance Company

1100 SW Sixth Avenue

Portland, OR 97204

Attn: Kim Ceserani

Fax: (971) 321-5890

Country Life Insurance Company

Attn: Investments

1705 N Towanda Avenue

Bloomington, IL 61702

Fax: 309-821-6301

Country Mutual Insurance Company

Attn: Investments

1705 N Towanda Avenue

Bloomington, IL 61702

Fax: 309-821-6301

Cotton States Life Insurance

Attn: Investments

1705 N Towanda Avenue

Bloomington, IL 61702

Fax: 309-821-6301

National Guardian Life Insurance Company

Two E Gilman St.

Madison, WI 53703

Attn: Investment Dept.

BANKS:

KeyBank National Association, as 2004 Agent

127 Public Square

Cleveland, OH 44114

Bank of Montreal, as 2009 Agent

115 South LaSalle Street C

hicago Illinois 60603

Attn Betsy Erdelyi

Tel: 312-461-4049

Fax: 312-765-1030

Annex I-13

Annex II

ACKNOWLEDGEMENT AND JOINDER AGREEMENT

Reference is made to the Third Amended and Restated Intercreditor Agreement dated as of June 11, 2010 (the “Intercreditor Agreement”), among the Noteholders, the 2004 Agent, the 2009 Agent, the Additional Primary Senior Debt Holders and the Additional Primary Senior Debt Agents. Capitalized terms used herein have the respective meanings specified in the Intercreditor Agreement.

By its signature below, the undersigned [, a holder of one or more 2000 Senior Notes] [, a holder of one or more 2004 Senior Notes] [, a holder of one or more 2007 Senior Notes] [, a holder of one or more 2008 Senior Notes] [, a holder of one or more 2010 Senior Notes] [, the 2004 Agent] [, the 2009 Agent] [, an Additional Primary Senior Debt Agent] [, a holder of Additional Primary Debt] referred to in the Intercreditor Agreement hereby agrees to be a party to, and bound by the terms and conditions of, the Intercreditor Agreement [and to require the holders of the applicable Additional Primary Debt for which the undersigned serves as the Additional Primary Senior Debt Agent to be bound (and for any assignee thereof to be bound) by the terms and conditions of the Intercreditor Agreement]1 as if it had been an original signatory party thereto (in the capacity as a Lender). Set forth below is the address for notices for the undersigned that is to be set forth in Annex I to the Intercreditor Agreement.

[The undersigned hereby represents and warrants to the Noteholders, the 2004 Agent, the 2009 Agent[, each Additional Primary Senior Debt Holder and each other Additional Primary Senior Debt Agent] that the [            ] have appointed and designated it as their agent for purposes of this Acknowledgment and Joinder Agreement and the Intercreditor Agreement, and have authorized and directed it to enter into this Acknowledgment and Joinder Agreement for the benefit of each [            ] and have authorized and directed it to sign this Acknowledgment and Joinder Agreement, to receive all notices, to take all action with respect to this Acknowledgment and Joinder Agreement and the Intercreditor Agreement and to exercise all rights and powers incidental hereto and thereto. The undersigned further represents and warrants to the Noteholders, the 2004 Agent, the 2009 Agent[, each Additional Primary Senior Debt Holder and each other Additional Primary Senior Debt Agent] that any and all action taken by it in connection with this Acknowledgment and Joinder Agreement and the Intercreditor Agreement shall be done as authorized in the Additional Primary Senior Debt Agreement under which such Additional Primary Debt was issued, and the Noteholders, the 2004 Agent, the 2009 Agent[, each Additional Primary Senior Debt Holder and each other Additional Primary Senior Debt Agent] shall be entitled to rely upon this representation notwithstanding any transfer at any time of any interest in the Additional Primary Senior Debt Guarantied Obligations.]2

[NAME]

By:
Name:
Title:

Notice Address:

[1]	To be included if signed by an Additional Primary Senior Debt Agent.
[2]	To be included if signed by an Additional Primary Senior Debt Agent.

Annex II - 1